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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




                        Date of Report:  May 21, 1997
               Date of earliest event reported:  May 15, 1997





                            EDISON INTERNATIONAL
            (Exact name of registrant as specified in its charter)





        CALIFORNIA                     1-9936              95-4137452
(State or other jurisdiction of     (Commission         (I.R.S. employer
incorporation or organization)      file number)       identification no.)





                           2244 Walnut Grove Avenue
                                (P.O. Box 800)
                         Rosemead, California  91770
       (Address of principal executive offices, including zip code)




                                  818-302-2222
            (Registrant's telephone number, including area code)


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Item 5.  Other Events

On May 15, 1997, the Board of Directors of Edison International adopted a new program to repurchase up to $1.5 billion worth of outstanding shares of common stock. This program is in addition to the current $800-million common stock repurchase program which is substantially completed. A copy of the press release issued by Edison International on May 15 pertaining to the new stock repurchase program is attached hereto as Exhibit 20.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1 News Release - Edison International's Board of Directors Adopts New $1.5 billion Stock Repurchase Program




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            EDISON INTERNATIONAL


                            By:          KENNETH S. STEWART
                                ----------------------------------
                                         KENNETH S. STEWART
                                     ASSISTANT GENERAL COUNSEL

May 21, 1997